UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2008

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by CTC Media, Inc. (“CTC Media” or the “Company”) on April 18, 2008 (the “Initial Form 8-K”), ZAO “Set Televissionnykh Stantsiy” (Closed Joint Stock Company “Network of Television Stations”) (“CTC Network”), a wholly owned Russian subsidiary of CTC Media, closed the acquisition of ZAO “TV Darial” (“TV Darial Group”) on April 16, 2008.  This Form 8-K/A amends the Initial Form 8-K and is being filed in order to include the historical financial statements of TV Darial Group and the related pro forma financial information that were excluded from the Initial Form 8-K, as permitted by Item 9.01 of Form 8-K. In accordance with Securities Exchange Act Rule 12b-15, the complete text of Item 9.01, as amended, is set forth below.

Item 9.01 – Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

The audited financial statements of TV Darial Group are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The pro forma financial information with respect to CTC Media’s acquisition of TV Darial Group is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Description

23.1	Consent of KPMG Bohlins AB

99.1	Audited combined financial statements of TV Darial Group as of and for the years ended December 31, 2006 and December 31, 2007

99.2

Unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 and three months ended March 31, 2008, and unaudited pro forma condensed combined balance sheet as of March 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: July 2, 2008	By:	/s/ Boris Podolsky
Name: Boris Podolsky
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG Bohlins AB

99.1	Audited combined financial statements of TV Darial Group as of and for the years ended December 31, 2006 and December 31, 2007

99.2

Unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 and three months ended March 31, 2008, and unaudited pro forma condensed combined balance sheet as of March 31, 2008